Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

§ 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Union Security Life Insurance Company of New York (the “Company”) on Form 10-Q for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, P. Bruce Camacho, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 20, 2006

/s/ P. Bruce Camacho
P. Bruce Camacho President and Chief Executive Officer